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                                                                  Exhibit 10.26

                                                                  State: Georgia



This Instrument Was Prepared By:
Cynthia N. Sellers
Farris, Warfield & Kanaday
Seventeenth Floor
Third National Bank Building
201 Fourth Avenue, North
Nashville, Tennessee 37219
(615) 244-5200

                     ASSUMPTION AND MODIFICATION AGREEMENT

         This Assumption and Modification Agreement (this "Agreement") is entered into as of the 17th day of October, 1991, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation with offices at 100 Vine Street, Suite 1402, City Center, Murfreesboro, Tennessee 37130 ("NHC-REIT"), NATIONAL HEALTHCORP L.P. ("NHLP"), and THIRD NATIONAL BANK IN NASHVILLE, AGENT, as Agent for Third National Bank in Nashville, ("TNB") and SouthTrust Bank of Alabama, National Association ("ST") (TNB and ST are collectively hereinafter referred to as the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Loan and Security Agreement dated as of December 16, 1988 (the "Loan and Security Agreement") among the National Health Corporation Leveraged Employee Stock Ownership Trust (the "Borrower"), NHLP, National Health Corporation ("National") and TNB, Sovran Bank/Central South (now known as Sovran Bank/Tennessee) ("SBT"), ST and Irving Trust Company (now known as The Bank of New York) ("BONY"), TNB, SBT, ST and BONY agreed, subject to the terms and conditions of the Loan and Security Agreement, to make a loan (the "Loan") to the Borrower for the purpose of enabling the Borrower to purchase shares of common stock of National, followed by National's extension of a Fifty Million Dollar ($50,000,000.00) line of credit to NHLP, the proceeds of which were used and will continue to be used by NHLP solely for the refinancing of existing debt and the acquisition, renovation and development of certain nursing home properties approved by the Majority Banks (as such term is defined in the Loan and Security Agreement); and

         WHEREAS, the Loan is secured by, among other things, a Guarantee and Contingent Purchase Agreement dated as of December 16, 1988 executed by NHLP and National in favor of TNB, SBT, ST, BONY and Agent (the "NHLP/National Guaranty"); and

         WHEREAS, the performance and payment of NHLP and National under the NHLP/National Guaranty is secured by, among other things, liens on and security interests in health care centers (or land being developed into health care centers) owned by NHLP in several states of the United States of America (the "Pledged-Nursing Homes") and evidenced by deeds of trust, deeds to secure debt and mortgages executed by NHLP to or for the benefit of the Agent, including without limitation the deeds of trust, deeds to secure debt and mortgages described below, each executed by NHLP in favor of Agent, and each dated as of December 16, 1988 (collectively, the "Mortgages"):

                  (a) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in Book 7732, page 83, Register's Office for Davidson County, Tennessee;




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        (b) Tennessee Deed of Trust, Assignment of Rents, Security Agreement
and Fixture Filing of record in Book 240, page 347, Register's Office for Dickson County, Tennessee;

        (c) Deed of Trust of Leasehold Estate and Security Agreement record in Book 240, page 348, Register's Office for Dickson County, Tennessee;

        (d) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 16, 1988, of record in Book 206, page 295, Register's Office for Giles County, Tennessee;

        (e) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in LM Book 296, page 689, Register's Office for Robertson County, Tennessee;

        (f) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in Book 1024, page 140, Register's Office for Maury County, Tennessee;

        (g) Mortgage of record in Mortgage Book 363, page 122, County Clerk's Office of Hopkins County, Kentucky;

        (h) Deed of Trust, Assignment of Rents and Security Agreement of record in Book 1246, page 1927, Office of Recorder of Deeds, St. Charles County, Missouri;

        (i) Deed of Trust, Assignment of Rents and Security Agreement dated December 16, 1988, of record in book 983, page 396, Office of Recorder of Deeds, St. Francios County, Missouri;

        (j) Deed of Trust, Assignment of Rents and Security Agreement of record in Book 288, page 854, Office of Recorder of Deeds, Dunklin County, Missouri;

        (k) Deed of Trust, Assignment of Rents and Security Agreement, of record in Book 8431, page 287, Office of Recorder of Deeds, St. Louis County, Missouri;

        (l) Second Mortgage and Security Agreement, of record in Book 770, page 080, County Clerk's Office of Anderson County, South Carolina;

        (m) Deed to Secure Debt and Security Agreement, of record in Book 602, page 663, Office of the Clerk of Superior Court, Walker County, Georgia;

        (n) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in Trust Book 298, page 743, Register's Office for McMinn County, Tennessee;

        (o) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in Book 147, page 416, Register's Office for Marshall County, Tennessee;

        (p) Tennessee Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of record in Trust Deed Book 257, page 882, Register's Office for Warren County, Tennessee;

        (q) Mortgage of record in Mortgage Book 377, page 149, Office of the Clerk of Hopkins County, Kentucky; and





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                  (r) Mortgage, Assignment of Rents, Security Agreement and
         Fixture Filing of record in Book 1788, page 277, Office of Judge of Probate, Calhoun County, Alabama.

         WHEREAS, NHLP also executed that certain Security Agreement dated December 16, 1988 in favor of the Lenders, SBT and BONY regarding personal property located on or used in connection with real property located in Madisonville, Kentucky and that certain Security Agreement dated December 27, 1989, in favor of the lenders, SBT and BONY regarding personal property located on or used in connection with real property located in Dawson Springs, Kentucky dated in 1989 (collectively, the "Security Agreements"); and

         WHEREAS, NHLP desires to transfer the Pledged Nursing Homes, being all property described in the Mortgages, into NHC-REIT; and

         WHEREAS, the Mortgages prohibit the transfer of the Pledged Nursing Homes without the Agent's prior written consent; and

         WHEREAS, pursuant to that certain Assignment dated October 18, 1991 executed by BONY and TNB (the "BONY Assignment"), TNB has been assigned all of BONY's rights, title and interest and obligations under and to the Loan and all documentation executed by or on behalf of BONY in connection with the Loan; and

         WHEREAS, pursuant to that certain Assignment dated October 17th, 1991 executed by SBT and TNB (the "SBT Assignment"), TNB has been assigned all of SBT's rights, title and interest and obligations under and to the Loan and all documentation executed by or on behalf of SBT in connection with the Loan; and

         WHEREAS, the Agent on behalf of the Lenders has consented to the transfer of the Pledged Nursing Homes by NHLP to NHC-REIT provided that, among other things, NHLP and NHC-REIT execute this Agreement in favor of the Agent, and NHC-REIT assume jointly and severally with NHLP all of the duties, obligations, indebtedness, covenants, agreements, promises, representations and warranties under the Mortgages, Security Agreements and all other documents executed in connection therewith, without releasing NHLP therefrom; and

         WHEREAS, NHLP and NHC-REIT, to induce the Agent to consent to the transfer of the Pledged Nursing Homes and the other real property owned by NHLP to NHC-REIT, desire to execute this Agreement;

         NOW, THEREFORE, in consideration of the premises, and in order to induce the Agent to consent to the transfer of the Pledged Nursing Homes by NHLP to NHC-REIT, NHLP and NHC-REIT agree with the Agent as follows:

         1. NHC-REIT hereby assumes, together with NHLP, joint and several liability for all obligations, agreements, promises, indebtedness, representations, warranties and covenants under each and all of the Mortgages and Security Agreements, and any other documents, instruments and/or agreements executed from time to time in connection with the Mortgages, Security Agreements, any instruments evidencing any indebtedness secured by the Mortgages and/or Security Agreements (the Mortgages, Security Agreements, and all other documents, instruments and agreements are sometimes collectively referred to herein as the "Loan Documents").

         2. The Mortgages and the Security Agreements are hereby amended to the extent necessary to reflect that NHC-REIT has assumed joint and several liability with NHLP for all


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obligations, agreements, promises, indebtedness, representations, warranties and covenants under, described in and/or arising pursuant to the Mortgages and Security Agreements, and that references in the Mortgages and Security
Agreements to the "Grantor", "Mortgagor" and "Debtor" shall be deemed to refer jointly and severally to NHC-REIT and NHLP.

         3. Each of the Mortgages and Security Agreements is further amended to the extent necessary to provide that the Agent referred to therein is now acting as agent for TNB and ST and any of their successors and assigns, and not for BONY and SBT, and that TNB has replaced BONY and SBT as the "Lenders," "Banks" or "Mortgagees" thereunder.

         4. Each of NHC-REIT and NHLP represents and warrants to the Agent and the Lenders that:

                  (a) The execution and performance of this Agreement by NHC-REIT have been validly authorized and approved by all necessary and appropriate corporate action;

                  (b) The execution and performance of this Agreement by NHLP have been validly authorized and approved by all necessary and appropriate partnership actions;

                  (c) NHC-REIT is lawfully seized and possessed of all rights, title and interest in and to the Pledged Nursing Homes (including all improvements thereon) described in the Mortgages;

                  (d) Each Mortgage continues to be a first lien on that portion of the Pledged Nursing Homes described therein (except as described on Exhibit A hereto), and neither NHC-REIT nor NHLP has executed any other deed of trust, mortgage, deed to secure debt or any other instrument, or granted any liens in favor of any other person or entity, affecting any portion of the Pledged Nursing Homes;

                  (e) No person or entity (other than as described in Exhibit A) has any lien or any right to claim any lien upon any portion of the Pledged Nursing Homes superior to the lien of the Agent on behalf of the Lenders evidenced by the Mortgages;

                  (f) No event has occurred and no claim, offset, defense or other condition exists which with passage of time or giving of notice would constitute a default under any provision of any of the Mortgages, Security Agreements, or any of the other Loan Documents;

                  (g) No event has occurred and no claim, offset, defense or other condition exists that would relieve either NHC-REIT or NHLP of any of their respective obligations to the Agent and/or Lenders under the Mortgages, Security Agreements, or other Loan Documents; and

                  (h) Except as hereby expressly amended, all obligations under the Mortgages, Security Agreements and other Loan Documents shall continue in full force and effect.

         5. This Agreement shall be governed by the laws of the State of Tennessee, except to the extent that the law of the state in which any Mortgage was recorded shall govern with respect to the enforcement or interpretation of this Agreement as to such Mortgage.

         6. This Agreement may be executed in counterparts, all of which shall together constitute one instrument.

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         IN WITNESS WHEREOF the parties have caused this Assignment to be signed and sealed on the date set forth below but to be effective as of the date first above written.

SIGNED, sealed and delivered                 NATIONAL HEALTHCORP L.P.
in the presence of and                       By: NHC, Inc., Managing
executed by the undersigned                      General Partner
on October 16 , 1991
   -----------

/s/
--------------------------------             By: /s/
Witness                                          -------------------------
                                             Title:  President
                                                   -----------------------

                                                               (SEAL)
/s/
--------------------------------
Notary Public


My Commission Expires:  1-23-94
                      ----------
(Notary Seal)



SIGNED, sealed and                           NATIONAL HEALTH INVESTORS, INC.
delivered in the presence
of and executed by the
undersigned on  October 16, 1991             By: /s/
               ------------                      -------------------------

/s/                                          Title: President
--------------------------------                   -----------------------
Witness                                                        (SEAL)


/s/
--------------------------------
Notary Public


My Commission Expires:1-23-94
                      ----------
(Notary Seal)



SIGNED, sealed and                           THIRD NATIONAL BANK, IN
delivered in the presence                      NASHVILLE, AGENT
of and executed by the
undersigned on October 16, 1991
               -----------

/s/                                          By: /s/
--------------------------------                 ------------------------
Witness                                      Title:  AVP
                                                    ---------------------
                                                               (SEAL)

/s/
--------------------------------
Notary Public


My Commission Expires: 1-23-94
                      ----------
(Notary Seal)

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